Exhibit 10.1

SECOND AMENDMENT TO

LOAN DOCUMENTS (WITH RATIFICATION OF GUARANTY)

THIS SECOND AMENDMENT TO LOAN DOCUMENTS (WITH RATIFICATION OF GUARANTY) (this “Second Amendment”) dated as of this 23rd day of September, 2026, by and between GALAXY GAMING, INC., a Nevada corporation (“Borrower”) and BMO BANK N.A., a national banking association (“Bank”).

W I T N E S S E T H:

WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of January 6, 2025 (the “Original Credit Agreement”), as amended by that certain First Amendment to Loan Documents (With Ratification of Guaranty) dated as of July 24, 2026 (together with the Original Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), represented in part, by (i) that certain Revolving Note dated as of January 6, 2025 (as amended, modified and restated from time to time, the “Revolving Note”), pursuant to which Bank made a revolving loan to Borrower in the maximum aggregate principal amount of Two Million Dollars ($2,000,000.00) (the “Revolving Loan”) and (ii) that certain Term Note dated as of January 6, 2025 and (as amended, modified and restated from time to time, the “Term Note” and, together with the Revolving Note, collectively, the “Notes”), pursuant to which Bank made a term loan to Borrower in the maximum aggregate principal amount of Forty-Five Million Dollars ($45,000,000.00) (the “Term Loan” and, together with the Revolving Loan, collectively, the “Loans”); and

WHEREAS, the Loans are secured by, among other items, the following documents:

i.
that certain General Security Agreement dated as of January 6, 2025 (the “General Security Agreement”), made by Progressive Games Partners, LLC, a Nevada limited liability company, Galaxy Gaming-01, LLC, a Nevada limited liability company (collectively, “Guarantor”), Borrower, and Bank;

ii.
that certain Confirmatory Grant of Security Interest in Trademarks dated as of January 6, 2025 (the “Trademark Security Agreement”), made by Borrower in favor of Bank;

iii.
that certain Confirmatory Grant of Security Interest in Patents dated as of January 6, 2025 (the “Patent Security Agreement”), made by Borrower in favor of Bank;

iv.
that certain Confirmatory Grant of Security Interest in Copyrights dated as of January 6, 2025 (the “Copyright Security Agreement”), made by Borrower in favor of Bank;

v.
that certain Pledge Agreement dated as of January 6, 2025 (the “Pledge Agreement” and, together with the General Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, and the Copyright Security Agreement, the “Collateral Documents”), made by Borrower in favor of Bank;

vi.
that certain Guaranty dated as of January 6, 2025 (the “Guaranty”), made by Guarantors in favor of Bank; and

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Exhibit 10.1

vii.
certain other documents, instruments or agreements executed and delivered by Borrower, Guarantor or any other party to Bank evidencing, securing, governing, guaranteeing or otherwise pertaining to the Loans and which are defined as “Loan Documents” in the Credit Agreement (all of which, together with all renewals, amendments, modifications, restatements, extensions and supplements thereof and thereto, are collectively referred to as the “Original Loan Documents”);

WHEREAS, the Borrower has requested that Bank modify the terms of the Credit Agreement and approve (i) an increase to the annual capital expenditure limitation imposed under the Credit Agreement upon the Borrower and any of its Subsidiaries, and (ii) a one-time EBITDA addback in the amount of $505,361.00 (the “Requested Modifications”); and

WHEREAS, the Bank has agreed, subject to the terms and conditions set forth herein, to the Requested Modifications, and Borrower and Bank have agreed to amend the terms of the Original Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the recitals set forth and made a part hereof, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
Incorporation. The preambles of this Second Amendment are fully incorporated herein by this reference with the same force and effect as though restated herein.

2.
Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and phrases used in this Second Amendment shall have the respective meanings ascribed to them in the Credit Agreement.

3.
Amendments. The Credit Agreement is hereby amended as follows:

3.1
Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Capital Expenditures. Borrower shall not, nor shall it permit any of its Subsidiaries to, incur Capital Expenditures in an amount in excess of ten percent (10.0%) of the prior year’s net revenues per annum.

3.2
One-Time Add-Back to EBITDA. Subject to the provisions of this Second Amendment, the Bank hereby agrees that, solely for the purpose of determining compliance with the Total Funded Debt/EBITDA Ratio, Minimum EBITDA, and Fixed Charge Coverage Ratio set forth in Section 7.12 of the Credit Agreement, as amended by this Second Amendment, the Borrower and its Subsidiaries may make a one-time add-back adjustment to EBITDA in the aggregate amount of $505,361.00 directly resulting from a quarter-end adjustment in the amount of $505,361.00 to increase account for state sales/use tax assessments recognized and paid in the second quarter of 2026. The one-time EBITDA add-back provided herein shall be applicable to the Total Funded Debt/EBITDA Ratio, Minimum EBITDA, and Fixed Charge Coverage Ratio calculations made in the immediate four quarters following the quarter ended June 30, 2026.

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Exhibit 10.1

4.
Conditions. As a condition precedent to the effectiveness of this Second Amendment, and to Bank’s obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by Bank in its reasonable discretion) as of the date of this Second Amendment:

(a)
Bank shall have been reimbursed by Borrower in the full amount of Bank’s reasonable out-of-pocket costs and expenses actually incurred in connection with this Second Amendment and the transactions contemplated hereby, including, without limitation reasonable attorneys’ fees and expenses;

(b)
The representations and warranties set forth in this Second Amendment and all of the Loan Documents shall continue to remain true and correct in all material respects (except for any representations or warranties which are by their terms made as of a specific date, in which case, such representations and warranties were true and correct in all material respects as of such specified date); and

(c)
No Default or Event of Default shall occur or be continuing after giving effect to the terms of this Second Amendment.

The parties agree that this Second Amendment will not be binding upon or enforceable against Bank until such time as each of the conditions precedent set forth above have been satisfied in Bank’s reasonable determination, and then only after Borrower has fully complied with all of the other terms and conditions set forth in this Second Amendment. Bank hereby acknowledges that its execution of this Second Amendment is confirmation of the satisfaction of the above conditions.

5.
Representations and Warranties. Borrower hereby represents and warrants to Bank as of the date hereof, and to its actual knowledge, that:

(a)
The Loan Documents are in full force and effect and have not been modified, amended or changed, except as expressly provided in this Second Amendment;

(b)
As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of Borrower under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity or enforceability of any of the Loan Documents according to their respective terms;

(c)
All of the representations, and warranties of Borrower set forth in the Loan Documents, as any of such Loan Documents may have been modified by this Second Amendment, are true and correct, in all material respects, as of the date hereof (except for any representations or warranties which are by their terms made as of a specific date, in which case, such representations and warranties were true and correct in all material respects as of such specified date); and

(d)
After giving effect to the terms of this Second Amendment, no Default or Event of Default will occur or be continuing under any of the Loan Documents.

6.
Lien Status. None of this Second Amendment, nor any other documents or instruments delivered in connection herewith, constitutes the creation of a new loan or the extinguishment of the debt evidenced by the Notes, nor will they in any way affect or impair the lien of the Collateral Documents, which Borrower hereby acknowledges to be a valid and existing first priority lien on the Collateral and on any other collateral described therein. Borrower agrees that the liens of the Collateral Documents continue

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Exhibit 10.1

to be in full force and effect, unaffected and unimpaired by this Second Amendment, and that said liens shall so continue as a first priority lien until the Loans are paid in full.
7.
Reaffirmation and Ratification of Loan Documents. Borrower hereby ratifies, confirms and reaffirms all covenants, warranties and representations set forth in the Loan Documents to which it is a party as being true as of the date hereof (taking into account any knowledge or other qualifiers contained in such covenants, warranties, and to its actual knowledge). Except as amended hereby, all terms and conditions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Borrower hereby certifies to Bank that it has the requisite right, power and authority to enter into this Second Amendment and to perform its obligations under the Loan Documents.

8.
Intentionally omitted.

9.
No Novation. Nothing contained in this Second Amendment is intended to effectuate, nor shall this Second Amendment be construed to effectuate, a novation or an accord and satisfaction of any of the indebtedness outstanding under or secured by the Loan Documents.

10.
Further Assurances. Borrower hereby agrees to execute and deliver within a reasonable time to Bank, at Bank’s request, such other documents as Bank deems reasonably necessary to evidence the transaction contemplated herein and/or to perfect or otherwise secure Bank’s interest in the Collateral, provided that such documents do not increase the obligations of Borrower or decrease the rights of Borrower under the Loan Documents, other than to a de minimis extent.

11.
Expenses. All reasonable, out-of-pocket expenses incurred by Bank incident to the transactions contemplated herein, including, without limitation, reasonable legal and other expenses, shall be borne and paid by Borrower.

12.
Full Force and Effect. Except as expressly modified and amended hereby, the Loan Documents shall continue in full force and effect and, as thus modified and amended, are hereby ratified, confirmed and approved. In the event of any conflict between the terms in this Second Amendment and any of the Loan Documents as to the substance of this Second Amendment only, the terms of this Second Amendment shall control.

13.
Binding Effect. This Second Amendment applies to, inures to the benefit of and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors and assigns.

14.
Governing Law. This Second Amendment shall be governed by and construed according to the laws of the State of Illinois.

15.
Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Second Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed copies of this Second Amendment and all other Loan Documents maintained by Bank shall be deemed to be originals thereof.

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Exhibit 10.1

16.
Waiver. To the extent that Borrower has actual knowledge of any offsets, defenses, claims or counterclaims in its favor under the Loan Documents as of the date hereof, Borrower affirmatively WAIVES and RENOUNCES such offsets, defenses, claims or counterclaims as of the date hereof, provided that the foregoing shall not act as a waiver or release of any offsets, defenses, claims or counterclaims of Borrower arising subsequent to the date hereof.

17.
Final Agreement. THE ORIGIANL LOAN DOCUMENTS AS AMENDED BY THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Exhibit 10.1

IN WITNESS WHEREOF, Borrower has caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

GALAXY GAMING, INC.,

a Nevada corporation

By

Name

Title

Second Amendment to Loan Documents and Ratification of Guaranty – Signature Page

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Exhibit 10.1

IN WITNESS WHEREOF, Bank has caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

BANK:

BMO BANK N.A., a national banking association

By:

Name:

Its:

Second Amendment to Loan Documents and Ratification of Guaranty – Signature Page

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Exhibit 10.1

CONSENT OF GUARANTOR

The undersigned (“Guarantor”) consents to the Second Amendment to Loan Documents (the “Second Amendment”) to which this Consent is attached, and hereby acknowledges and agrees as follows:

1.
Representations and Warranties. Guarantor hereby represents and warrants to Bank as of the date hereof, and to its actual knowledge that:

(i)
The Guaranty is in full force and effect against Guarantor and has not been modified, amended or changed, except as expressly provided in this Second Amendment;

(ii)
As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of Guarantor under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity or enforceability of any of the Loan Documents according to their respective terms;

(iii)
All of the representations, and warranties of Guarantor set forth in the Guaranty, as any of such Guaranty may have been modified by this Second Amendment, are true and correct, in all material respects, as of the date hereof (except for any representations or warranties which are by their terms made as of a specific date, in which case, such representations and warranties were true and correct as of such specified date); and

(iv)
No Default or Event of Default caused by Guarantor has occurred and is continuing under the Guaranty.

2.
Reaffirmation and Ratification of Guaranty. Guarantor hereby ratifies, confirms and reaffirms all covenants, warranties and representations set forth in the Guaranty as being true as of the date hereof (taking into account any knowledge or other qualifiers contained in such covenants, warranties, and representations), to its actual knowledge. All terms and conditions of the Guaranty shall remain in full force and effect and are hereby ratified and confirmed. Guarantor hereby certifies to Bank that Guarantor has the requisite right, power and authority to enter into this Consent and to perform Guarantor’s obligations under the Guaranty.

3.
Waiver. To the extent that Guarantor has actual knowledge of any offsets, defenses, claims or counterclaims in its favor under the Loan Documents as of the date hereof, Guarantor affirmatively WAIVES and RENOUNCES such offsets, defenses, claims or counterclaims as of the date hereof, provided that the foregoing shall not act as a waiver or release of any offsets, defenses, claims or counterclaims of Guarantor arising subsequent to the date hereof.

All capitalized terms not otherwise defined herein shall have the meaning given in the Second Amendment.

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Exhibit 10.1

IN WITNESS WHEREOF, Guarantor has caused this Consent to be duly executed and delivered as of the date of the Second Amendment.

GUARANTOR:

progressive gameS partners, llc, a Nevada limited liability company

By:______________________________

Name:

Title:

Galaxy Gaming-01, llc, a Nevada limited liability company

By:______________________________

Name:

Title:

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